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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 14, 1994
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                       ----------------------------------



                             WMX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


            1-7327                                        36-2660763
     (COMMISSION FILE NUMBER)                            (IRS EMPLOYER
                                                      IDENTIFICATION NO.)

   3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS                  60521
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (708) 572-8800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.
         ------------

     On October 14, 1994, the registrant and Chemical Waste Management, Inc. its approximately 79%-owned subsidiary ("CWM"), issued a news release reporting that a definitive merger agreement has been reached between them under which the registrant will acquire all of the approximately 44.9 million CWM shares which it does not already own. In the merger, public stockholders of CWM are to receive subordinated notes of the registrant (the "Notes") convertible into common stock of the registrant or, at the registrant's option, cash. The terms of the Notes are summarized in the terms sheet filed herewith as an exhibit and incorporated herein by reference and will be set forth in a definitive indenture. The terms of the merger agreement were approved unanimously by a special committee of CWM independent directors and were also approved by the Boards of Directors of both companies. The transaction, which will be taxable to CWM stockholders, remains subject to the approval of the holders of a majority of CWM's outstanding public shares voting at a special meeting of CWM stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WMX TECHNOLOGIES, INC.

                              By:    /s/ Thomas C. Hau
                                    -------------------------------------------
                                    Thomas C. Hau
                                    Vice President and Controller

Dated:  October 18, 1994

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                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------

1.   None

2    None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.1 News release dated October 14, 1994 issued by WMX Technologies, Inc. and Chemical Waste Management, Inc.

99.2 Terms sheet describing the convertible subordinated notes proposed to be issued by WMX Technologies, Inc. to public stockholders of Chemical Waste Management, Inc.



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*Exhibits not listed are inapplicable.